CALVERT BOND FUND
CALVERT EQUITY FUND
CALVERT FOCUSED VALUE FUND
(each, a “Fund”)
Supplement to Prospectuses and each Fund’s Summary Prospectus dated February 1, 2024

Effective May 1, 2024, in accordance with regulatory changes requiring each Fund’s primary benchmark to represent the overall applicable market, the following Funds’ primary prospectus benchmark changed as follows:

1.	Calvert Bond Fund’s primary benchmark is now the Bloomberg US Universal Index.
2.	Calvert Equity Fund’s primary benchmark is now the S&P 500® Index.
3.	Calvert Focused Value Fund’s primary benchmark is now the Russell 3000® Index.

References to other benchmark indexes in each Fund’s prospectus remain in effect. These additional index(es) provide a means to compare a Fund’s average annual returns to a benchmark that Calvert Research and Management believes is representative of the Fund’s investment universe.

May 1, 2024	43622 5.1.24